Exhibit 10.14

                                  ADVAXIS, INC
                         212 CARNEGIE CENTER, SUITE 206
                               PRINCETON, NJ 08540
                              PHONE: (609) 497-7555
                               FAX: (609) 497-9299

                                                         Thursday, June 19, 2003
Eileen G. Gorman, PhD
DNA Bridges, Inc. ("DNA")
700 Cheltenham Rd.
Wilmington, DE 19808-1507

Dear Eileen,

                           RE: GRANT WRITING AGREEMENT

This letter summarizes our understanding regarding the terms and conditions of the engagement for the purpose of DNA's implementation and execution of a grant writing strategy for Advaxis, Inc ("Advaxis" or "Company"):


1)    Project:

      a) Implement and execute a grant writing strategy on behalf of Advaxis based on the schedule and grants specified in SCHEDULE A.
            Specifically:

            2)    Developing and managing proposal development timeline

            3)    Gathering relevant background material

            4)    Writing the grant

            5) Editing grant and working with client to fine tune the grant application

            6)    Preparing budget requirements for grant

            7) Prepare forms prior to submission (form review by the company must be completed one week prior to the final submission target date)

            8)    All other items reasonably necessary to submit the grant

9)    Payment schedule: As described in SCHEDULE B.

10) Conflict of interest: If a conflict of interest should arise during the performance of this Agreement, DNA shall immediately notify Company thereof.

11) Confidentiality: the terms of the existing confidentiality agreement between DNA and Advaxis shall apply.

12) Assignment of Inventions. DNA agrees that DNA will promptly make full written disclosure to Company, will hold in trust for the sole right and benefit of Company, and hereby assigns, transfers and conveys to Company, or its designee, all of DNA's worldwide right, title, and interest in and to any and all inventions, original works of authorship, findings, conclusions, data, discoveries, developments, concepts, improvements, trade secrets, techniques, processes and know-how, whether or not patentable or registrable under copyright or similar laws, which DNA may solely or jointly conceive or develop or reduce to practice, or cause to

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      be conceived or developed or reduced to practice, in the performance of the services under this agreement or which result, to any extent, from use of Company's premises or property.

13) Independent Contractor. For purposes of this Agreement and all Services to be provided hereunder, DNA shall not be considered a partner, co-venturer, agent, employee or representative of Company, but shall remain in all respects an independent contractor, and neither party shall have any right or authority to make or undertake any promise, warranty or representation, to execute any contract, or otherwise to assume any obligation or responsibility in the name of or on behalf of the other party.

14) Termination: Each party may terminate this agreement with a 30 day prior notice.

15) Amendment: This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended, modified or waived, except in writing signed by both parties. Both parties may agree in writing to amend this agreement or any of its schedules.

16) Dispute resolution: Any dispute that arises in connection with agreement shall be determined by arbitration conducted in Princeton, New Jersey, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then existing.


IN WITNESS HEREOF, the parties have read and agree to be bound by the above terms and conditions and have entered into this Agreement effective as of the date set forth above.


ADVAXIS, INC                               DNA BRIDGES, INC

Signature:  /s/ J. Todd Derbin             Signature:  /s/ Eileen Gorman
            -------------------------                  -------------------------
Name                                       Name:       Eileen Gorman
Title:                                     Title:
                                           EIN#:       54-1957384

Date:                                      Date:
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